UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2008

PLATO Learning, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20842	36-3660532
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10801 Nesbitt Avenue South, Bloomington, Minnesota		55437
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 22, 2008, the Board of Directors of PLATO Learning, Inc. (the "Company") approved a CEO transition plan whereby Michael A. Morache will step down as President and CEO effective upon the close of business on October 31, 2008, and Vincent Riera will become the Company’s President and CEO, effective November 1, 2008. Mr. Morache will remain as an employee through December 31, 2008 to assist in the transition.

On September 22, 2008, the Board of Directors also approved the appointment of Mr. Riera, age 38, to serve as a Class III member of the Board of Directors, effective November 1, 2008. Mr. Riera will replace Mr. Morache, who will resign as a Class III director, effective upon the close of business on October 31, 2008. Additional information regarding Mr. Riera’s business experience is set forth in Item 10 of Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007, as filed with the SEC, and is incorporated by reference into this Item 5.02(b).

On September 24, 2008, we issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02(b), announcing the events described above.

(e) In connection with Mr. Riera’s appointment as President and CEO, he has entered into a new employment agreement with the Company that will replace his current employment agreement. The new employment agreement includes terms and conditions substantially similar to those included in Mr. Riera’s existing employment agreement, adjusted for the responsibilities of his new position. A copy of Vincent Riera’s new employment agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02(e).

On September 22, 2008, the Company’s Board of Directors approved an arrangement with Mr. Morache in connection with his planned termination as President and CEO whereby, after the execution of a release and waiver in a form acceptable to the Company and the expiration of the applicable rescission period, he will receive the severance benefits as described in Section 6(c) of his Employment Agreement dated February 28, 2005, as amended and modified January 9, 2007 and October 1, 2007 (the "Existing Employment Agreement"), subject to compliance with the conditions set forth in Section 6(e) of the Existing Employment Agreement, and with the following adjustments: (a) the lump-sum severance provided for in the Existing Employment Agreement shall be reduced by $250,000.00, and (b) payment of the lump-sum severance will be made on the later of the Company’s first regularly scheduled payroll date after the rescission period has lapsed or February 1, 2009. In consideration of the foregoing adjustments, Mr. Morache’s stock option grants dated February 28, 2005 and December 7, 2005, to the extent not fully vested as of December 31, 2008, shall become fully vested as of such date and remain exercisable throughout the original term of such options, and Mr. Morache shall be reimbursed up to $5,000 for legal fees incurred related to his consultations with an attorney prior to signing the release and waiver.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Employment Agreement, dated as of September 24, 2008, by and between PLATO Learning, Inc. and Vincent Riera
Exhibit 99.1 Press Release dated September 24, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATO Learning, Inc.

September 25, 2008	By:	Robert J. Rueckl

Name: Robert J. Rueckl
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated as of September 24, 2008, by and between PLATO Learning, Inc. and Vincent Riera
99.1	Press Release dated September 24, 2008